SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


                              January 19, 2000
              Date of Report (Date of earliest event reported)


                           WARNER-LAMBERT COMPANY
           (Exact name of registrant as specified in its charter)


                                  Delaware
               (State or other jurisdiction of incorporation)


           1-3608                                   22-1598912
      (Commission File Number)           (IRS Employer Identification No.)


      201 Tabor Road, Morris Plains, New Jersey           07950-2693
     (Address of principal executive offices)             (Zip Code)


                               (973) 385-2000
            (Registrant's telephone number, including area code)



 Item 5.  Other Events.

           Attached hereto and incorporated herein by reference as Exhibit
 99.1 is a copy of a press release issued by Warner-Lambert Company on January 19, 2000.


 Item 7.  Financial Statements and Exhibits

      (c)  Exhibits

           (99.1)    Press Release, dated January 19, 2000.



                                 SIGNATURE


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          WARNER-LAMBERT COMPANY


                                          By: /s/  Rae G. Paltiel
                                             --------------------------
                                             Name:  Rae G. Paltiel
                                             Title: Secretary



 Dated:  January 19, 2000



                               EXHIBIT INDEX


      (99.1)    Press Release, dated January 19, 2000.